Exhibit 99.1

Federal Communications Commission	DA 09-2084

Before the

Federal Communications Commission

Washington, D.C. 20554

In the Matter of	)
)
Telecommunications Relay Services	)
And Speech-to-Speech Services for	)	CG Docket No. 03-123
Individuals with Hearing and Speech	)
Disabilities	)

ORDER

Adopted: September 18, 2009	Released: September 18, 2009

By the Chief, Consumer and Governmental Affairs Bureau:

1. Title IV of the Americans with Disabilities Act of 1990 (ADA), which added section 225 to the Communications Act of 1934, as amended,1 requires common carriers offering telephone voice transmission services to provide telecommunications relay services (TRS)2 throughout their service areas. Telecommunications relay services are defined in the Communications Act as “services that provide the ability for an individual who has a hearing impairment or speech impairment to engage in communication by wire or radio with a hearing individual.”3 The statute and regulations provide that eligible TRS providers offering interstate services, and certain intrastate services, in compliance with the TRS rules, will be compensated for their reasonable costs of doing so from the Interstate TRS Fund (Fund).4 TRS providers submit monthly to the Fund administrator the number of minutes of the various forms of TRS they claim to have provided, and the Fund administrator compensates them based upon the per-minute compensation rates established by the Commission.

2. On August 12, 2009, Purple Communications, Inc. (Purple) filed a Petition for Rulemaking to Clarify Relay Rules.5 Among other things, Purple asks the Commission to adopt formal rules “that confirm that the ADA permits the reimbursement of multi-party VRS calls, regardless of whether a hearing individual is on the call,”6 and to confirm the lawfulness of certain outreach and marketing practices.7

[1]	Pub. L. No. 101-336, § 401, 104 Stat. 327, 336-69 (1990); 47 U.S.C. § 225.
[2]

See 47 U.S.C. § 225; 47 C.F.R. § 64.601 et seq. (implementing regulations). There are several forms of TRS, including TTY-based TRS, Speech-to-Speech (STS), Internet Protocol (IP) Relay, Video Relay Service (VRS), captioned telephone service (CTS), and IP CTS. See Telecommunications Relay Services and Speech-to-Speech Services for Individuals with Hearing and Speech Disabilities, CG Docket No. 03-123, Order, DA 09-1451, para. 2 (July 26, 2009).

[3]	47 U.S.C. § 225(a)(3).
[4]

See 47 C.F.R. § 64.604(c)(5)(iii)(E) (implementing 47 U.S.C. § 225(d)); See generally Telecommunications Relay Services and Speech-to-Speech Services for Individuals with Hearing and Speech Disabilities, CC Docket Nos. 90-571 & 98-67, CG Docket 03-123, Report and Order, Order on Reconsideration, and Further Notice of Proposed Rulemaking, 19 FCC Rcd 12475, 12479-83, paras. 3-8 (June 30, 2004) (2004 TRS Report & Order).

[5]

Purple Communications, Inc., Petition for Rulemaking to Clarify Part 64.601, et seq. of the FCC’s Rules Regarding Telecommunications Relay Services and Speech-to-Speech Services for Individuals with Hearing and Speech Disabilities (Aug. 12, 2009) (Purple Rulemaking Petition).

[6]	Purple Rulemaking Petition at 15.
[7]

Purple Rulemaking Petition at 11-14 (asking the Commission to adopt rules stating that TRS calls by employees and contractors are compensable); 19-22 (asking Commission to adopt rules confirming the lawfulness of certain outreach and marketing practices).

Federal Communications Commission	DA 09-2084

3. The Commission’s rules provide that petitions for a rulemaking “which are moot, premature, repetitive, frivolous, or which plainly do not warrant consideration by the Commission may be denied or dismissed without prejudice to the petitioner.”8 We dismiss pursuant to this rule Purple’s contention that VRS calls among individuals who are deaf or hard of hearing are compensable by the Fund. Purple requests in its instant Petition that we “confirm” that VRS calls not involving a hearing individual are reimbursable under section 225 of the Communications Act. In January 2009, however, nine VRS providers, including GoAmerica (now Purple), filed a petition for declaratory ruling seeking to expand under Title I of the Communications Act the class of services compensable from the Fund.9 Although the petitioners submitted reasons for doing so, they accepted in the January 2009 filing that the Commission currently does not allow compensation for services that enable individuals who are deaf, hard of hearing, or speech disabled to communicate with each other via VRS.10 We find that Purple’s filing of a petition that contradicts Purple’s own arguments in another pending proceeding renders consideration of the inconsistent Petition for a Rulemaking unwarranted on the issue of VRS calls not involving a hearing individual.

4. We take this opportunity to reiterate and emphasize to all providers that VRS calls not involving a hearing individual unambiguously are not compensable under current law. Section 225 of the Communications Act defines “telecommunications relay services” as “telephone transmission services that provide the ability for an individual who has a hearing impairment or speech impairment to engage in communication by wire or radio with a hearing individual . . . .”11 Although Purple asserts that the Commission has been “inconsistent” when discussing whether deaf-only calls are reimbursable,”12 in accordance with the statute, the Commission has been clear that a call between two VRS users who are both deaf or hard of hearing does not constitute a compensable relay call.13 In fact, in the recent IP-Based Relay Numbering Second Report and Order and Order on Reconsideration cited by Purple,14 the Commission stated plainly that “point-to-point” calls, i.e., calls that “permit persons with hearing disabilities to communicate directly with each other,”15 between VRS users are “not relay calls, and thus

[8]	47 C.F.R. § 1.401(e).
[9]	See Telecommunications Relay Services and Speech-to-Speech Services for Individuals with Hearing and Speech Disabilities, CG Docket No. 03-123, Petition for Declaratory Ruling (Jan. 28, 2009).
[10]	Id. at 12 (asking Commission to issue declaratory ruling to “avoid[ ]” current situation in which calls between VRS users are not reimbursable).
[11]	47 U.S.C. § 225(a)(3).
[12]	Purple Rulemaking Petition at 14.
[13]

See generally Telecommunications Relay Services and Speech-to-Speech for Individuals with Hearing and Speech Disabilities, CG Docket No. 03-123, Declaratory Ruling and Further Notice of Proposed Rulemaking, 21 FCC Rcd 5442, at 5447, paras. 11-12 (May 9, 2006); Telecommunications Relay Services and Speech-to-Speech for Individuals with Hearing and Speech Disabilities, CC Docket No. 98-67, CG Docket No. 03-123, Order on Reconsideration, 20 FCC Rcd 13140, 13141, para. 3, & 13149-50, para. 19 (July 19, 2005); 2004 TRS Report & Order, 19 FCC Rcd at 12534, para 154.

[14]	See Purple Rulemaking Petition at 18-19.
[15]

Telecommunications Relay Services and Speech-to-Speech Services for Individuals with Hearing and Speech Disabilities; E911 Requirements for IP-Enabled Service Providers, CG Docket No. 03-123, WC Docket No. 05-196, Second Report and Order and Order on Reconsideration, 24 FCC Rcd 791, 793, para. 3 (Dec. 19, 2008) (IP-Based Relay Numbering Second Report and Order and Order on Reconsideration).

Federal Communications Commission	DA 09-2084

are not compensable from the Fund.”16 Indeed, the Commission emphasized that establishing a relay call between two registered VRS users would be “inappropriate.”17 Further, the Commission requires providers to verify whether a user is requesting a point-to-point call before setting up the call, in part to ensure that providers do not establish a relay call in such circumstances. Finally, the definition of VRS in the Commission’s rules makes clear that VRS is a service that allows persons with hearing or speech disabilities who use sign language to communicate with voice telephone users.18 Therefore, there is no Commission decision or rule in which the Commission has held that calls between persons who are deaf or hard of hearing using sign language and a video connection are VRS calls compensable under section 225.

5. We do not address at this time the other issues raised in the Purple Rulemaking Petition, including whether certain practices identified in the Petition are “lawful.”19 We note, however, that whether specific conduct may be lawful, including conduct undertaken in the context of a regulated industry like this one, turns not only on the agency’s rules but also on applicable criminal and civil statutes. The Commission’s rules assume good faith compliance with the Communications Act and the law generally on the part of providers seeking compensation from the Fund and therefore the rules do not establish, for all contexts, the parameters of what may or may not be lawful.20 Further, certain conduct of the sort described in the Purple Rulemaking Petition is currently the subject of a criminal investigation. Therefore, we decline to address the other issues raised in the Petition for Rulemaking, which remain pending.

6. Accordingly, IT IS ORDERED that, pursuant to the authority contained in Section 225 of the Communications Act of 1934, as amended, 47 U.S.C. § 225, and Sections 0.141, 0.361, and 1.401 of the Commission’s rules, 47 C.F.R. §§ 0.141, 0.361 & 1.401, this Order IS hereby ADOPTED.

7. IT IS FURTHER ORDERED that the Purple Rulemaking Petition IS DISMISSED IN PART to the extent provided herein.

8. IT IS FURTHER ORDERED that this Order be effective upon release.

9. To request materials in accessible formats (such as braille, large print, electronic files, or audio format), send an e-mail to fcc504@fcc.gov or call the Consumer & Governmental Affairs Bureau at (202) 418-0530 (voice) or (202) 418-0432 (TTY). This Order can also be downloaded in Word and Portable Document Formats (PDF) at http://www.fcc.gov/cgb/dro/trs.html#orders.

[16]

Id. at 820, para. 65; see also id. at 821, para. 66 (“point-to-point communication between registered VRS users is not ‘telecommunications relay service’ as defined in section 225”) (citing section 225(a)(3) of the Act).

[17]	Id. at 820, para. 65.
[18]

47 C.F.R. § 64.601(a)(26). In arguing that VRS calls among individuals who are deaf or hard of hearing are compensable from the Fund, Purple cites several Commission items that refer to TRS enabling persons with a hearing or speech disability to communicate with persons “who may or may not have such disabilities.” Purple Rulemaking Petition at 14 n. 48. At no time, however, in the Commission’s discussions of VRS has it stated that VRS is anything other than a call between a person using ASL and a hearing person. To the contrary, as noted above, it has consistently stated that VRS calls between persons with hearing disabilities are not compensable.

[19]	Purple Rulemaking Petition at 19-22; see generally note 6, supra.
[20]

See Publix Network Corporation; Customer Attendants, LLC; Revenue Controls Corporation; Signtel, Inc.; and Focus Group, LLC, EB Docket No. 02-149, Order to Show Cause and Notice of Opportunity for Hearing, 17 FCC Rcd 11487 (2002).

Federal Communications Commission	DA 09-2084

FEDERAL COMMUNICATIONS COMMISSION

Catherine W. Seidel, Chief
Consumer and Governmental Affairs Bureau

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